EXHIBIT 10.8
                               SECURITY AGREEMENT
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     This SECURITY AGREEMENT ("Security  Agreement") is made and effective as of the 20' clay of September, 2000, by and between TNR DEVELOPMENT CORPORATION, a California corporation ("Pledgor"), and AMERICAN INFLATABLES, INC., a Delaware corporation ("Secured Party"}, with reference to the following:

                                    RECITALS
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     A. Dated concurrently herewith, Pledgor as "Maker" made that certain
SECURED PROMISSORY NOTE (the "Promissory Note") in the original principal sum of One Hundred Fifty Thousand Dollars ($150,000.00). Secured Party is the "Payee" of the Promissory Note.

     B. Pledgor owns Six Hundred Thousand (600,000) shares of $.001 par value per share of common stock issued by Secured Party to Pledgor (the "Collateral") in consideration of its receipt of the Promissory Note.

     C. The loan evidenced by the Promissory Note was made with the understanding that it would be non-recourse except as to a collateral assignment by Pledgor of that portion of the Collateral which is necessary to secure payment Pledgor's obligations under the Promissory Note and this Security Agreement.

     D. In furtherance of that objective, as total security for the payment and performance of its obligations to Secured Party under the Promissory Note and this Security Agreement, it is the intent of Pledgor to pledge and to grant to Secured Party, and to collateralize and create a security interest in that portion, and that portion only, of the Collateral which may be necessary to fully extinguish any and all debts, obligations and liabilities of Pledgor arising out of, connected with or related to the Promissory Note and this Security Agreement (the "Obligations").

     E. In amplification of the foregoing, the parties intend that Pledgor's obligations under the Promissory Note and this Security Agreement shall be without recourse as to Pledgor, that Pledgor shall therefore have no monetary liability or obligation beyond or in excess of Secured Party's recourse to the Collateral, and that the Secured Party shall have recourse only to the Collateral in the event of any default by Pledgor under the terms of the Promissory Note or this Security Agreement.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Secured Party and Pledgor hereby agree as follows:

     1. GRANT OF SECURITY INTEREST. Pledgor hereby pledges and grants to Secured Party a security interest in that portion, and that portion only, of the Collateral which may be necessary to fully extinguish the Obligations.

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     2. COLLATERAL. The Collateral shall also include, but not be limited to, all proceeds thereof. For purposes of this Security Agreement, the term "proceeds" includes whatever is receivable or received when Collateral is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment with respect to the Collateral.

     3. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants that:

          A. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Pledgor with respect to the Collateral is and shall be true and correct.

          B. Pledgor and Secured Party have each carefully read and reviewed this Security Agreement and the Promissory Note, understands each fully, and have had an opportunity to review each of them with an attorney of its or his choice prior to executing this Security Agreement.

          C. None of the representations and warranties made by Pledgor herein contains any untrue statement of a material fact.

     4. COVENANTS OF PLEDGOR. In addition to all covenants and agreements of Pledgor set forth in the Promissory Note, which are incorporated herein by this reference, Pledgor hereby agrees:

          A. To do all acts that may be reasonably necessary to maintain, preserve and protect the Collateral.

          B. Not to use or permit any Collateral to be used in violation of any provision of this Security Agreement or any applicable statute, regulation or ordinance covering the Collateral.

          C. To pay, or cause to be paid promptly when due, all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon Pledgor and affecting any Collateral.

          D. To notify Secured Party promptly of any change in Pledgor's place of residence-or business.

          E. To procure, execute and deliver from time to time any endorsements, assignments, financing statements, and other writings deemed necessary or appropriate by Secured Party to perfect, maintain and protect its security interest hereunder and the priority thereof.

          F. To account fully for and promptly deliver to Secured Party, in the form received, all proceeds, and, until so delivered, all proceeds shall be held by Secured Party in trust for Secured Party, and identified as the property of Secured Party.

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     5. DEFAULT AND REMEDIES. Pledgor shall be deemed IN DEFAULT UNDER THIS
SECURITY AGREEMENT UPON PLEDGOR'S FAILURE TO COMPLY WITH THE PROVISIONS of this Security Agreement or the Promissory Note (an "Event of Default").Upon the occurrence of any such Event of Default, Secured Party may, at its option, and in addition to all rights and remedies available to Secured Party under the Promissory Note, do any one or more of the following:

          A. Foreclose on the Collateral or otherwise endorse Pledgor's security interest in any manner permitted by law.

          B. Sell or otherwise dispose of the Collateral at one or more public sales, whether of not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Secured Party may reasonably determine.

          C. Retain Pledgor's right, title and interest in the Collateral in its own name and for its own benefit.

     6. CUMULATIVE RIGHTS. The rights, powers and remedies of Secured Party under this Security Agreement shall, in addition to all rights, powers and remedies given to Secured Party by virtue of any statute or rule of law, be cumulative and may be exercised concurrently without impairing Secured Party's security interest in the Collateral.

     7. WAIVER. Any forbearance, failure or delay by Secured Party in exercising any right, power or remedy hereunder or under the Promissory Note shall not preclude the further exercise thereof.

     8. BINDING UPON SUCCESSOR. All rights of Secured Party under this Security Agreement shall inure to the benefit of its successors and assigns, and all obligations of Pledgor shall bind its successors and assigns.

     9. ENTIRE AGREEMENT: SEVERABILITY This Security Agreement and the Promissory Note contains collectively the entire agreement between Secured Party and Pledgor. If any of the provisions of this Security Agreement or the Promissory Note shall be held invalid or unenforceable, this Security Agreement and the Promissory Note shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall continue unabated.

     10. REFERENCES. The singular includes the plural.

     11. CHOICE OF LAW. This Security Agreement shall be construed in accordance with and governed by the laws of the State of California, and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the California Uniform Commercial Code.

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     12. NOTICE. Any written notice, consent or other communication provided for in this Security Agreement shall be delivered or sent by certified U.S. mail, with postage prepaid to the following addresses:

              As to Pledgor:

              TNR Development Corporation
              130 McCormick Avenue, Ste 104
              Costa Mesa CA 92626
              Attn: Timothy N. Roberts

              As to Secured Party:

              American Inflatables, Inc.
              947 Newhall Street
              Costa Mesa, CA 92627

Such addresses may be changed by written notice given as preceded herein.

     13. ESSENCE OF TIME. Time is of the essence of this Security Agreement.

"Secured Party"                                  "Pledgor


American Inflatables, Inc.,                      TNR Development Corporation,
a California corporation                         a Delaware corporation

/s/ Gergory Mulholland                           /s/ Timothy N. Roberts
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By:  Gregory Mulholland                          By:  Timothy N. Roberts
        President                                        President
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